Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Atom Bank plc (the “Originator”)

The Rivergreen Centre,

Aykley Heads,

Durham

DH1 5TS

The Directors

Elvet Mortgages 2019-1 PLC (the “Issuer”)

5th Floor

100 Wood Street,

London,

EC2V 7EX

Citigroup Global Markets Limited (The “Arranger” and “Lead Manager”)

Citigroup Centre

Canada Square

Canary Wharf

London

E14 5LB

12 November 2019

Dear Sirs

Agreed upon procedures in respect of Atom Bank plc (the “Originator”) in connection with the proposed Atom residential mortgage securitisation (the “Transaction”).

1	This AUP report is produced in accordance with the terms of our agreement dated 21 August 2019 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2	The AUP Report will be provided to assist the Issuer, the Originator and the Arranger and Lead Manager in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Transaction.

3	It is the Originator’s responsibility to take all reasonable care to ensure that any data provided to us has been properly extracted from the Originator’s computer systems and for the creation and maintenance of all accounting records supporting that data. For the avoidance of doubt we have not performed any procedures to check the completeness or accuracy of the data in the Mortgage System, other than as explained in Appendix 1.

4	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

5	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of any assurance on the data provided to us by the Originator. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

6	It is the responsibility of the Arranger and Lead Manager to make due diligence enquiries concerning the Originator’s origination and servicing procedures and systems as appropriate, \the characteristics of the asset pool and the extent of disclosure anticipated in the prospectus to enable the Arranger and Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.
7	Our obligations in respect of this AUP report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Originator and the Issuer or otherwise. Nothing in this AUP report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Originator and the Issuer.
8	This AUP report is solely for your use in connection with the purpose specified above and as set out in our Engagement Letter. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

12 November 2019

Appendix 1a to the AUP Report

Agreed Upon Procedures on the Selected Sample from the Extraction File

Description of Agreed Upon Procedures	Results

1)      Loan ID, Borrower ID and Property ID

For each Mortgage Loan, we will agree the unique loan identifier, borrower identifier, and property identifier appearing in the Extraction File to the Mortgage System.

We will report as an error if the unique loan identifier, borrower identifier, and property identifier shown on the Extraction File does not agree with that shown on the Mortgage System.

No exceptions noted.

2)     Account number

We will agree the account number appearing in the Extraction File to the account number appearing in the Mortgage System.

We will report as an error if the account number shown on the Extraction File does not agree with that shown on the Mortgage System.

No exceptions noted.

Description of Agreed Upon Procedures	Results

3)     Borrower name

We will agree the borrower name(s) shown on the following documents to the Mortgage System:

a.       Application Form;

b.       Offer Letter;

c.       Original Valuation Report; and

d.       Title Deeds, COT or ROT.

We will report as an error if the borrower name(s) shown on the Mortgage System does/do not agree with that/those shown on any of the documents above.

We will not report as an error where the difference relates only to the spelling of forenames, instances where a middle name has been omitted but the forename and surname agree or a change in name supported by documentation on the Mortgage File.

We will not report as an error where a borrower’s name does not agree because a borrower has been removed, added or amended to the Mortgage since origination and evidence is provided to support the update to the mortgage records i.e. an additional application form or marriage certificate.

For the avoidance of doubt, where an AVM, Desktop or Indexed Report was used the Borrower name(s) will not be present and therefore a pass will be recorded.

No exceptions noted.

4)     Address

(i)       For each Mortgage Loan, we will check whether the outcode shown on the Mortgage System agrees to that shown on the Extraction File.

(ii)     For each Mortgage Loan, we will check whether the property address (including outcode) shown on the Mortgage System agrees with that shown on the:

a.                  Mortgage Application Form;

b.                  Offer Letter;

c.                  Original Valuation Report; and

d.                  Title Deeds, COT or ROT

No exceptions noted.

Description of Agreed Upon Procedures	Results

(iii)  For each Mortgage Loan, we will check the Government Region code shown in the Extraction File is either, England, Scotland, Wales or Northern Ireland by reference to the postcode being agreed to the Royal Mail Postcode Checker.

(iv) We will report as an error if the property address (including outcode) shown on the Mortgage System does/do not agree with that/those shown on any of the documents above.

(v) We will report as an error if the property address is not in England, Scotland, Wales or Northern Ireland.

We will not report as an exception where the difference relates only to spelling (other than the outcode) and there is supporting documentation on the Mortgage File to indicate that they refer to the same property.

For newly built properties, if there is evidence on the Mortgage File from a solicitor or HMLR Direct that shows the postal address and the original plot address to be the same property, this will not be classed as an error.

Where the supporting document(s) have been manually written on or amended, we will report as an error if these changes do not bear the borrower(s)’s initial(s) or signature(s).

We will not report as an exception where the supporting document(s) or Mortgage System do not show the region or county but all other lines of the property address agree including the outcode.

We will not report as an exception where a change of property has occurred since the initial mortgage application and the new property address is held on the Mortgage File and agrees to the Offer Letter, Valuation Report and Registered Legal Charge.

We will not report as an exception where the Mortgage Application Form is missing information relating to the town or city of the property address if a postcode exists on the

No exceptions noted.

Description of Agreed Upon Procedures	Results

Mortgage Application Form and all other lines of the property address agree to the Offer Letter, Valuation Report and Title Deeds/COT or ROT.

For the avoidance of doubt, where an AVM, Desktop or Indexed Report was used the Borrower address will not be present and therefore a pass will be recorded.

5)     Loan purpose

For each Mortgage Loan, we will check whether the loan purpose shown on the Extraction File agrees with that shown on the Mortgage System.

We will report as an error if the loan purpose shown on the Extraction File and converted per the Loan Purpose Mapping File does not agree with that shown on the Mortgage System.

For the avoidance of doubt, where a Mortgage Loan’s purpose was defined as ‘Renovation’ per the Extraction File this was shown as a Further Advance in the Mortgage System.

We will not report as an exception where the Mortgage System shows ‘Buy to Let/Consent to Let’ flag and the Extraction File shows ‘Owner – Occupied’ where evidence has been obtained by management that the status was amended on the Mortgage System post the Cut Off Date, i.e. Consent to Let letter, historical data on the Mortgage System.

No exceptions noted.

6)     Income

(i)       For each Mortgage Loan, we will check whether the Originator verified the income of the borrower(s) or validated their affordability criteria at the time of origination. We will report as an error if there is no evidence of borrower(s) income verification or validation of their affordability criteria at the time of origination.

(ii)     For each Mortgage Loan, we will check whether the income shown on the Extraction File agrees to the income shown on the Mortgage System. We will report as an error if the amount of borrower(s) income shown on the Extraction File is different to the income shown on the Mortgage System.

6(i) One exception noted:

PwC reference 197 – Income verification for borrower 2 was not available.

6(ii) No exceptions noted.

6(iii) One exception noted:

PwC reference 197 – Income verification for borrower 2 was not available

Management comment:

The MSO notes indicate that this borrower’s income was fully assessed. The notes state, '3 months payslips received basic salary assessed as declared, car allowance noted and satisfied to accept as broker has declared.

Description of Agreed Upon Procedures	Results

(iii)   For each Mortgage Loan, we will check whether the income shown on the Extraction File agrees within 5% of the relevant income confirmation required by the Originator’s underwriting guidelines. For this test management have informed us that the relevant income confirmation may be one of the following:

•         payslips;

•         a P60;

•         income tax statements;

•         audited accounts;

•         a signed accountant’s letter;

•         a reference letter from the individual’s employer; or

•         pension statements

We will report as an error if the amount of borrower(s) income shown on the Extraction File is different to more than 5% of the income shown on the income confirmation obtained by the Originator’s underwriters.

We will not report as an exception any sample that is flagged as Automatically verified income and that meets the criteria required to do so.

For the avoidance of doubt, where a Mortgage Loan has undergone re-arrangement or a further advance has been taken by the borrowers, the income will be tested as at the date of original completion of the Mortgage Loan, prior to re-arrangement.

For the avoidance of doubt, we have not performed any procedures to check the accuracy or appropriateness of the supporting information obtained.

Broker has declared a non-guaranteed bonus of £1,996- removed as this is not evidenced on payslip.' Following this assessment the case requirement should have been moved to 'satisfied' by the assessor. Unfortunately MSO clearly shows that the case requirement was moved to 'waived'. The effect of this was that the documents attached to it were 'rejected' and not stored within MSO. When we are required to reject documents we save these to a folder for future reference, if it is ever required. Because the assessor wasn't seeking to reject the documents and has waived the task in error, the documents were not saved/stored prior to the cancellation of the task. An online tax calculator indicates that the assessed salary would have resulted in a net salary of approximately £4,409.12 (without any pension contributions). The bank statements provided show salary credits in excess of this figure. Combined with the assessors notes we can be demonstrate that the income used has been evidenced and is supported by the salary-fed bank statements.

7)      County Court Judgements (CCJs)

For each Mortgage Loan, we will agree to the original credit search the combined value of unsatisfied CCJs, the number of unsatisfied CCJs, the age of last CCJ prior to completion and the Bankruptcy/IVA status shown on the Extraction File. We will report as an error if the combined value of unsatisfied CCJs, the number of unsatisfied CCJs, the age of last CCJ prior to completion and the Bankruptcy/IVA status shown on the Extraction File do not agree to the original credit search.

No exceptions noted.

Description of Agreed Upon Procedures	Results

We will report as an error if an original credit search was not obtained by the Originator.

For the avoidance of doubt, the Originator’s management have confirmed that no information on the combined value of unsatisfied CCJs, the number of unsatisfied CCJs, the age of last CCJ prior to completion and the Bankruptcy/IVA status is retained on the Mortgage System.

Management have informed us that for each mortgage loan they receive a credit and bankruptcy check from Call Credit. If there is no history of CCJs or Bankruptcy's the information is blank. For the purposes of our testing we will regard a blank report as being “0” CCJ or Bankruptcy’s and compare this information to the Extraction File. We will report where there is a difference.

8)     Valuation

a.     For each Mortgage Loan, we will check whether the last full valuation amount shown on the Extraction File agrees with that shown on the Mortgage System. We will report as an error if the last full valuation amount shown on the Extraction File does not agree with that shown on the Mortgage System.

b.    For each Mortgage Loan, we will check whether the last full valuation amount shown on the Extraction File agrees with that shown on the Valuation Report. We will report as an error if the last full valuation amount shown on the Extraction File does not agree with the valuation amount shown on the Valuation Report.

c.     Management informed us that there is no evidence in the Mortgage System. The valuation type shown on the Extraction File is determined by referring to data fields in the mortgage application system (MSO) and applying the following logic:

if (valuationreport.valuationamount exists) then "1"

8(a) No exceptions noted.

8(b) No exceptions noted.

8(c) No exceptions noted.

8(d) No exceptions noted.

8(e) No exceptions noted.

8(f) Two exceptions noted:

PwC reference 31 – The valuation date per the Extraction File is 24/09/2018 whereas the date of the report per the Valuation Report is 21/08/2018.

Management comment:

This issue occurred when, an applicant requested that they be removed from the application. This meant we needed to progress the application on a brand new application number. The valuation had been completed on the 'old' application number and was uploaded into the new application number. When this occurs we are required to manually input the valuation details into the new application. Because of MSO configuration, if a date were entered before

Description of Agreed Upon Procedures	Results

else if (automatedvaluationreport.valuationamount exists) then "4"

else if (loanrequirements.currentestimatedvalue exists) then "9"

else "ND".

d.    For each Mortgage Loan, we will check whether the last full valuation type shown on the Extraction File agrees with that shown on the Valuation Report. We will report as an error if the last full valuation type shown on the Extraction File does not agree with that shown on the Valuation Report.

e.     For each Mortgage Loan, we will check whether the last full valuation date shown on the Extraction File agrees with that shown in the Mortgage System. We will report as an error if the last full valuation date shown on the Extraction File does not agree with that shown on the Mortgage System.

f.      For each Mortgage Loan, we will check whether the last full valuation date shown on the Extraction File agrees with that shown on the Valuation Report. We will report as an error if the last full valuation date shown on the Extraction File does not agree with that shown on the Valuation Report.

g.     For each Mortgage Loan, we will check whether the date shown on the last full Valuation Report is within six months of the completion date shown on the Extraction File. We will report as an error if the date shown on the last full valuation report is not within six months of the completion date shown on the Extraction File.

For the avoidance of doubt, where a valuation date from the Valuation Report and Mortgage System is used, this is the date of the report.

In the case of last valuation type being Indexed or Desktop valuation, the original full valuation amount, type and date as per the Extraction File was used to perform the testing.

the 24th August 2018 MSO would have generated a non-overridable rule preventing valuation assessment (which would have 'broken' the application). A more recent date was required on the valuation input to enable the application to proceed, hence this anomaly. The valuation is within the criteria of Atom's Mortgage Lending Policy.

PwC reference 191 – The valuation date per the Extraction File is 02/06/2017 whereas the date of the report per the Valuation Report is 27/04/2017.

Management comment:

It appears that a valuation report was submitted on the 27th April. A subsequent valuation was requested from the valuer and the data timeline in MSO indicates that this was received on the 6th June (the data tape suggests that the subsequent inspection was carried out on the 2nd June). The data timeline also records the message, 'As none of the critical data that affect the valuation has changed on the new application. This process will reuse the previous application valuation by copying over the data to the new application version.' This indicates that the valuer has erroneously not amended the date on the valuation report. The effect of this was that the valuation data was not updated to reflect the revised report having been received and hence the data discepancy described here. The data timeline indicates that the revised valuation was within Atom's Mortgage Lending Policy, including that it were within 6 months of completion of the mortgage.

8(g) One exception noted:

PwC reference 191 – The valuation date per the Extraction File is 02/06/2017, which is more than 6 months prior to the completion date per the Extraction File of 12/12/2017.

Management comment:

It appears that a valuation report was submitted on the 27th April. A subsequent valuation was requested from the valuer and the data timeline in MSO indicates that this was received on the 6th June (the data tape suggests that the subsequent inspection was

Description of Agreed Upon Procedures	Results
In the case of last and original valuations being Indexed or Desktop valuation, a valuation report will not be present and therefore a pass will be recorded.

carried out on the 2nd June). The data timeline also records the message, 'As none of the critical data that affect the valuation has changed on the new application. This process will reuse the previous application valuation by copying over the data to the new application version.' This indicates that the valuer has erroneously not amended the date on the valuation report. The effect of this was that the valuation data was not updated to reflect the revised report having been received and hence the data discepancy described here. The data timeline indicates that the revised valuation was within Atom's Mortgage Lending Policy, including that it were within 6 months of completion of the mortgage.

9)     Signatures

a.       Management have informed us that as the application process is through an app there is no paper signature. We have been informed that the equivalent of the signature is a check box decision on the Mortgage Application System (MSO). We have been provided with this information and have regarded the application form as being signed if this check box has status as “satisfied”. We will report as an exception any which are not “satisfied”.

b.       For each Mortgage Loan, we will check whether the Valuation Report has been signed in the place designated for the valuer. We will report as an error if the Valuation Report has not been signed in the place designated for the valuer. Where the Valuation Report has been completed electronically the valuer has included their unique code which is the equivalent of their signature so we will report if this is not included in the valuer’s signature box.

For the avoidance of doubt, where a Desktop or Indexed valuation was used no valuer signature will be present and therefore a pass will be recorded.

No exceptions noted.
10) Original Balance/Amount Advanced a. For each Mortgage Loan, we will check whether the amount advanced shown on the Extraction File agrees with that shown on the Mortgage System.	No exceptions noted.

Description of Agreed Upon Procedures	Results

b.    For each Mortgage Loan, we will check whether the amount advanced shown on the Extraction File agrees with that shown on the Offer Letter or Further Advance Letter.

We will report as an error if the amount advanced shown on the Extraction File does not agree with that shown on the Mortgage System, the Offer Letter or Further Advance Letter.

We will not report as an exception any samples where the amount advanced per the Extraction File differs to the Offer Letter by less that £500, where the borrower meets the criteria required by the Originator to offer this.

11)   Origination date

For each Mortgage Loan, we will check whether the origination date shown on the Extraction File agrees with that shown on the Mortgage System. We will report as an error if the original origination date shown on the Extraction File does not agree with that shown on the Mortgage System.

No exceptions noted.

12)  Maturity date

For each Mortgage Loan, we will check whether the maturity date of each advance as shown on the Extraction File agrees with the Offer Letter. We will report as an error if the maturity date on the Extraction File does not agree with that shown on the Offer Letter.

For the avoidance of doubt, maturity date is the last payment date which has been calculated by adding the mortgage loan term to the first payment date.

No exceptions noted.

13)  Current balance

For each Mortgage Loan, we will check whether the current loan balance shown on the Extraction File agrees with that shown on the Mortgage System as at the Cut-Off Date. We will report as an error if the current balance shown on the Extraction File does not agree with that shown on Mortgage System as at the Cut-Off Date.

No exceptions noted.

Description of Agreed Upon Procedures	Results

We will not report as an exception any samples that, due to regular overpayments, the current balance per the Extraction File does not meet the current balance per the Mortgage System, but the reconciling overpayment credit along with interest charge credit are seen to be posted in the month following the cut-off date.

14)  Payment type

For each Mortgage Loan, we will check whether the repayment type shown on the Extraction File agrees with that shown on the Mortgage System. We will report as an error if the repayment type shown on the Extraction File does not agree with that shown on the Mortgage System.

No exceptions noted.

15)  Interest rate

For each Mortgage Loan, we will check whether the interest rate type, current interest rate index, current interest rate, and current interest margin shown on the Extraction File agree with those shown on the Mortgage System. We will report as an error if the interest rate type, current interest rate index, current interest rate, and current interest margin shown on the Extraction File do not agree with those shown on the Mortgage System.

For the purposes of checking the current interest rate index, Management have informed us that a ‘9’ will show as Bank of England Base Rate on the Mortgage System, an ‘11’ per the Extraction File will show as a standard variable rate or discount rate on the Mortgage System and a ‘12’ will show as fixed rate on the Mortgage System.

Management have informed us that in the case of fixed interest rate, the interest margin (“AR110”) will be equal to zero.

No exceptions noted.

Description of Agreed Upon Procedures	Results

16)  Arrears

a.     For each Mortgage Loan, we will check whether the arrears balance shown on the Extraction File agrees to within 1% of the arrears balance shown on the Mortgage System as at the Cut-Off Date. We will report as an error if the arrears balance shown on the Extraction File does not agree to within 1% of the arrears balance shown on the Mortgage System as at the Cut-Off Date.

We will not report as an error if the arrears balance shown on the Mortgage System is a credit figure and the Extraction File shows nil.

No exceptions noted.

Appendix 1b to the AUP Report

For the purposes of the Agreed Upon Procedures on the Extraction File (results below) we have not agreed the Extraction File to the underlying accounting records of the Originator and make no representations as to whether the Extraction File completely or accurately reflects the Loans included in the Portfolio at the Cut-Off Date. Similarly, we make no representations as to whether the Loans in the Extraction File represent the true Portfolio at the Cut-Off Date.

Agreed Upon Procedures on the Extraction File

Description of Agreed Upon Procedures	Results

Warranty 1

Agree that the Originator (data field “AR5” in the Extraction File) is “Atom Bank plc” for all loans in the Extraction File.

We will report as an exception any loans that show the Originator data field as anything other than Atom Bank plc within the Extraction File.

No exceptions noted.

Warranty 2

Agree that the final maturity date (data field “AR56” in the Extraction File) is no later than October 2059 (being 2 years prior to the final maturity date of the notes) for all loans in the Extraction File.

We will report as an exception any loans that show the final maturity data field as anything later than October 2059 within the Extraction File.

No exceptions noted.

Warranty 3

Agree that all loans in the Extraction File are not classified as Buy-To-Let (“3” in data field “AR130” in the Extraction File), Right to Buy (“Y” in data field “AR23” in the Extraction File), Self-Certified (“1” and “2” in data fields “AR27” & “AR29” in the Extraction File) or Interest Only (“1” in data field “AR69” in the Extraction File).

We will report as an exception any loans that show the Buy-To-Let data field as “3”, the Right to Buy data field as “Y”, the Income Verification data field as “1” or “2” and the Repayment Method data field as “1” within the Extraction File.

No exceptions noted.

Warranty 4

Agree that the origination date (data field “AR55” in the Extraction File) is not prior to September 2017 for all loans in the Extraction File.

We will report as an exception any loans that show the origination date data field as anything prior to September 2017 within the Extraction File.

No exceptions noted.

Description of Agreed Upon Procedures	Results

Warranty 5

Agree that all properties in the Extraction File are located in England, Wales or Scotland (data fields “AR128” & “AR129” in the Extraction File). Properties within England, Wales or Scotland are denoted as UKC, UKD, UKE, UKF, UKG, UKH, UKI, UKJ, UKK, UKL and UKM, whereas Northern Ireland is denoted as UKN.

We will report as an exception any loans that show the location data field as “UKN” within the Extraction File.

No exceptions noted.

Warranty 6

Agree the current balance (data field “AR67” in the Extraction File) is less than £1,000,000 for all loans in the Extraction File.

We will report as an exception any loans that have a current balance of at least £1,000,000.

No exceptions noted.

Warranty 7

Agree that the borrower(s) age at the time of origination (data fields “AR18” & “AR20”) is at least 18 years old for all loans in the Extraction File. This will be confirmed by finding the difference between the year of birth field (“AR18” for borrower 1 and “AR20” for borrower 2) and by applying the year() function to the loan origination date (“AR55”).

We will report as an exception any loans that show the age or either borrower as less than 18 within the Extraction File.

No exceptions noted.

Warranty 8

Agree that Atom Bank plc is first lien (“1” in data field “AR84”) for all loans in the Extraction File.

We will report as an exception any loans that show the lien data field as anything other than “1” within the Extraction File.

No exceptions noted.

Warranty 9

Agree the Interest reversion date (data field “AR113” in the Extraction File) is no later than 30 June 2024 for all loans in the Extraction File.

We will report as an exception any loans that show the interest reversion date data field as anything later than 30 June 2024 within the Extraction File.

No exceptions noted.

Description of Agreed Upon Procedures	Results

Warranty 10

Agree the Number of months in arrears (data field “AR170” in the Extraction File) is zero for all loans in the Extraction File.

We will report as an exception any loans that show the number of months in arrears data field as anything other than “0” within the Extraction File.

No exceptions noted.

Warranty 11

Agree the Interest Rate Type is either fixed rate loan (“3”, “4” and “5” in data field “AR107”) or a loan with SVR (“1” in data field “AR107”) for all loans in the Extraction File.

We will report as an exception any loans that show the interest rate type data field as anything other than “1”, “3”, “4” or “5” within the Extraction File.

No exceptions noted.

Warranty 12

Agree the status of the loan is not “default” (“3” in data field “AR166”) for all loans in the Extraction File.

We will report as an exception any loans that show the status of the loan data field as anything other than “3” within the Extraction File.

No exceptions noted.

Warranty 13

Agree that the loan denomination is Sterling (“2” in data field “AR65”) for all loans in the Extraction File.

We will report as an exception any loans that show the loan denomination data field as anything other than “2” within the Extraction File.

No exceptions noted.

Warranty 14

Agree that the number of CCJs or Bankruptcy in the last six years (data fields “AR31”, “AR33”, “AR36” & “AR192”, “AR194”, “AR197”) are zero for all loans in the Extraction File.

We will report as an exception any loans that show the CCJs data fields as anything other than “0” and the Bankruptcy data fields as anything other “N” within the Extraction File.

No exceptions noted.

Appendix 2 to the AUP Report

Engagement Letter dated 21 August 2019

Appendix 2 – Terms of Business